Deferred Income Tax Liabilities	12 Months Ended
Dec. 31, 2018
Changes in deferred tax liability (asset) [abstract]
Deferred Income Tax Liabilities
DEFERRED INCOME TAX LIABILITIES
Deferred tax assets and liabilities are offset when there is a legally enforceable right to set off and when the deferred income taxes relate to income taxes levied by the same taxation authority on either the taxable entity or different taxable entities where there is an intention to settle the balances on a net basis.
The movements of the deferred tax liabilities are as follows:

	Accelerated depreciation allowance	Tax losses	Total
	US$ in millions
At January 1, 2017	$(68)	$21	$(47)
Credit/(charge) for the year	5	(21)	(16)
Currency translation differences	1	—	1
At December 31, 2017	(62)	—	(62)
Credit for the year	12	—	12
At December 31, 2018	$(50)	$—	$(50)

Deferred tax assets are recognized for tax loss carryforwards to the extent realization of the related tax benefit through future taxable profits is probable. The unrecognized deferred income tax assets in respect of losses that can be carried forward against future taxable income and pre-opening expenses are as follows:

	December 31,
	2018	2017
	US$ in millions
Arising from unused tax losses	$270	$263
Arising from pre-opening expenses	6	9
	$276	$272

As at December 31, 2018 and 2017, subject to the agreement by tax authorities, out of the total unrecognized tax losses of approximately US$2,210 million and US$2,140 million, respectively, an amount of approximately US$122 million and US$124 million, respectively, can be carried forward indefinitely. The remaining amount of approximately US$2,088 million and US$2,016 million for the years ended December 31, 2018 and 2017, respectively, will expire in one to three years.